UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2022

MERSANA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38129	04-3562403
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

840 Memorial Drive Cambridge, Massachusetts	02139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 498-0020

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	MRSN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 9, 2022, Mersana Therapeutics, Inc. (the “Company”) filed with the Secretary of State of the State of Delaware an amendment (the “Amendment”) to the Company’s Fifth Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to increase the number of authorized shares of common stock, $0.0001 par value per share, (the “Common Stock”) from 175,000,000 to 350,000,000. The Amendment became effective on June 9, 2022 upon filing with the Secretary of State of Delaware.

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 9, 2022, the Company held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”), at which a quorum was present. At the Annual Meeting, the stockholders of the Company voted on the following four proposals: (1) to elect three Class II directors to serve until the Company’s 2025 Annual Meeting of Stockholders and until their successors have been duly elected and qualified (“Proposal 1”), (2) to ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 (“Proposal 2”), (3) to approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s definitive proxy statement on Schedule 14A filed by the Company with the U.S. Securities and Exchange Commission on April 29, 2022 (“Proposal 3”) and (4) to approve an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock from 175,000,000 to 350,000,000 (“Proposal 4”). The final results of the voting on each proposal are set forth below.

Proposal 1 - Election of Directors

The Company’s stockholders elected the three persons listed below as Class II directors, each to serve until the Company’s 2025 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. The votes cast were as follows:

Nominees	For	Withhold	Broker Non-Votes
Allene M. Diaz	53,799,152	20,146,322	9,826,119
Andrew A. F. Hack, M.D., Ph.D.	52,483,663	21,461,811	9,826,119
Kristen Hege, M.D.	46,368,816	27,576,658	9,826,119

Proposal 2 – Ratification of Selection of Independent Registered Public Accounting Firm

The Company’s stockholders approved Proposal 2. The votes cast were as follows:

For	Against	Abstain
83,355,355	407,164	9,074

Proposal 3 – Advisory Vote on Executive Compensation

The Company’s stockholders did not approve Proposal 3. The votes cast were as follows:

For	Against	Abstain	Broker Non-Votes
32,599,465	40,822,166	523,843	9,826,119

Proposal 4 – Approval of Amendment to Certificate of Amendment to Certificate of Incorporate to Increase Authorized Shares of Common Stock

The Company’s stockholders approved Proposal 4. The votes cast were as follows:

For	Against	Abstain
72,173,407	11,550,718	47,468

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Fifth Amended and Restated Certificate of Incorporation, as amended, as of June 9, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERSANA THERAPEUTICS, INC.

Date: June 10, 2022	By:	/s/ Alejandra Carvajal
Alejandra Carvajal
Senior Vice President, Chief Legal Officer and Secretary